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                                                                 Exhibit 24

                                POWER OF ATTORNEY


The undersigned directors and/or officers of Dana Corporation ("Dana") hereby appoint James E. Ayers, Sue A. Griffin, Charles W. Hinde, Southwood J. Morcott and Martin J. Strobel, and each of them severally, their true and lawful attorneys-in-fact to (i) execute, in their names and their capacities as directors and/or officers of Dana, a registration statement on Form S-3, and any and all amendments thereto, for the resale of 1,000,000 Dana Common Shares, $1 par value, to be issued to the Dana Corporation Pension Plans Trust or its designee(s), and (ii) file such registration statement and amendments, on Dana's behalf, with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with Dana.

In witness whereof, the undersigned have executed this instrument on October 21, 1996.


/s/  B. F. Bailar                         /s/  J. D. Stevenson
----------------------------------        -------------------------------------
B. F. Bailar                              J. D. Stevenson

/s/  E. M. Carpenter                      /s/  T. B. Sumner, Jr.
----------------------------------        -------------------------------------
E. M. Carpenter                           T. B. Sumner, Jr.

/s/  E. Clark                             /s/  J. E. Ayers
----------------------------------        -------------------------------------
E. Clark                                  J. E. Ayers

/s/  G. H. Hiner                          /s/  C. W. Hinde
----------------------------------        -------------------------------------
G. H. Hiner                               C. W. Hinde

/s/  M. R. Marks                          /s/  S. A. Griffin
----------------------------------        -------------------------------------
M. R. Marks                               S. A. Griffin

/s/  S. J. Morcott                        /s/  M. J. Strobel
----------------------------------        -------------------------------------
S. J. Morcott                             M. J. Strobel


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